UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2011

Emdeon Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34435	20-5799664
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Lebanon Pike, Suite 1000 Nashville, TN		37214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 932-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Current Report on Form 8-K (the “Current Report”) is being filed to disclose certain information that Emdeon Inc., a Delaware corporation (“Emdeon”), will provide to prospective debt financing sources that are expected to provide a portion of the financing for the proposed transactions (the “Transactions”) contemplated by the previously announced Agreement and Plan of Merger, dated as of August 3, 2011, by and among the Company, Beagle Parent Corp., a Delaware corporation (“Parent”), and Beagle Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (the “Merger”).

Forward-Looking Statements

Statements made in this Current Report and the Exhibit furnished herewith that express Emdeon’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements, which Emdeon intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. Forward-looking statements also may include information concerning the Transactions and Emdeon’s possible or assumed future results of operations, including descriptions of Emdeon’s revenues, profitability and outlook and its overall business strategy. You should not place undue reliance on these statements because they are subject to numerous uncertainties and factors relating to the Transactions and Emdeon’s operations and business environment, all of which are difficult to predict and many of which are beyond Emdeon’s control. Although Emdeon believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Emdeon’s actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. Such factors related to the Transactions include unexpected costs or liabilities, delays due to regulatory review, certain closing conditions (including the committed financing) may not be timely satisfied or waived, litigation may be commenced and general and business conditions may change. Other factors that may cause actual results to differ materially include those set forth in the risks discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in Emdeon’s Annual Report on Form 10-K for the year ended December 31, 2010, as well as Emdeon’s periodic and other reports, filed with the Securities and Exchange Commission (the “SEC”).

You should keep in mind that any forward-looking statement made by Emdeon herein, or elsewhere, speaks only as of the date on which made. Emdeon expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in Emdeon’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information will be Filed with the SEC:

In connection with the proposed Merger, Emdeon filed an amendment No. 3 to the Rule 13e-3 Transaction Statement and a definitive proxy statement with the SEC on September 29, 2011 (the “proxy statement”). The proxy statement and a form of proxy has been mailed to Emdeon’s stockholders. EMDEON’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE RULE 13E-3 TRANSACTION STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Emdeon’s stockholders are able to obtain, without charge, a copy of the proxy statement, the Rule 13e-3 Transaction Statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov. Emdeon’s stockholders are able to obtain, without charge, a copy of the proxy statement, the Rule 13e-3 Transaction Statement and other relevant documents (when available) by directing a request by mail or telephone to Emdeon Inc., Attn: Secretary, 3055 Lebanon Pike, Suite 1000, Nashville, TN 37214, telephone: (615) 932-3000, or from Emdeon’s website, http://www.emdeon.com.

Participants in Solicitation:

Emdeon and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Emdeon’s stockholders with respect to the proposed Merger. Information regarding any interests that Emdeon’s directors and executive officers may have in the Transactions is set forth in the proxy statement. In addition, information about the Company’s directors and executive officers is contained in the Company’s most recent proxy statement for its annual meeting of stockholders and annual report on Form 10-K, which are available on the Company’s website and at www.sec.gov.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is being furnished to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Certain Information to Be Provided to Prospective Debt Financing Sources

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMDEON INC.

Date: October 4, 2011	By:	/s/ Gregory T. Stevens
	Name:	Gregory T. Stevens
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain Information to Be Provided to Prospective Debt Financing Sources